Cash, Cash Equivalents and Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Cash And Cash Equivalents [Abstract]
Cash and savings accounts	$ 45,696	$ 57,736
Time deposits	6	7
Cash and cash equivalents reported on the consolidated balance sheets	45,702	57,743
Cash restricted as performance bond	300	531
Total cash, cash equivalents and restricted cash reported on the consolidated statements of cash flows	$ 46,002	$ 58,274	$ 59,826	$ 64,177